Exhibit 10.56

                                 PROMISSORY NOTE

$250,000                                                       September 1, 2003


     FOR VALUE RECEIVED, Cedric Kushner Promotions, Ltd. ("BORROWER"), promises to pay to the order of DeWayne Layfieled ("Lender"), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), plus interest at the rate provided for herein on the unpaid balance of this Promissory Note (the "Note"). The principal balance of this Note will be payable on the first day of each month until the Note is fully paid in the following amounts: (i) $1,000 for the period October 1, 2003 through January 1, 2004; (ii) $2,000 for the period Feburary 1, 2004 through July 1, 2004; (iii) $4,000 for the period August 1, 2004 through June 1, 2009 (unless the principal amount of this Note is prepaid sooner). The June 2009 payment shall be $2,000.

     The unpaid principal amount of this Note shall not bear interest prior to maturity (whether by acceleration or otherwise). After the maturity of this Note (whether by acceleration or otherwise) this Note will bear interest at a fifteen (15%) annual rate.

     NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY< LENDER ACKNOWLEDGES AND AGREES THAT (A) BORROWER IS A PARTY TO AN AGREEMENT DATED AS OF MARCH 10, 2003 (AS THEREAFTER AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, THE ("AGREEMENT") BETWEEN BORROWER AND AMERICA PRESENTS BOXING LLC ("APB), PURSUANT TO WHICH APB HAS SOLD AND ASSIGNED TO BORROWER, AMONG OTHER THINGS, ITS INTEREST IN THE LIBRARY (AS DEFINED THEREIN); (B) THIS NOTE REPRESENTS PART OF THE CONSIDERATION PAID FOR THE LIBRARY; AND (C) LENDER'S UNDER THIS NOTE AND THE SECURITY AGREEMENT (AS THEREAFTER AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, THE ("SECURITY AGREEMENT") DATED AS OF THE DATE HEREOF BETWEEN BORROWER AND LENDER ARE SUBJECT TO ANY AND ALL CLAIMS, SUITS, DEFENSES, RIGHTS OF SET-OFF OR OTHER RIGHTS BORROWER HAS OR MAY HAVE AGAINST APB WITH RESPECT TO THE AGREEMENT.

     Borrower may prepay this note at any time, in whole, but not in part, without prepayment penalty or fee.
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     Borrower  shall make the monthly  payments due to hereunder  not later than
2:00 p.m. (Central Standard Time) on the day when due, in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by Lender by ACH Transfer. By Written notice to the borrower, the lender may request Borrower to make such payment in accordance with such written notice from Lender.

The following shall be events of default  ("Events of Default") under this Note:
(i) the failure to make any installment of principal on the due date hereof and such failure continues for a period of 7 business days or (ii) default beyond any applicable grace or cure period on the part of Borrower under the Security Agreement.

In the Event of Default occurs and is not cured within any applicable cure period, Lender may at its option and without prior notice to the undersigned, exercise any one or more of the rights and remedies granted by this Note or given to a creditor under applicable law, including, without limitation, the right to accelerate this Note. Borrower agrees that upon the occurrence of an Event of Default, Borrower shall pay all reasonable costs and expenses actually incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) incident to the enforcement, collection, protection, or preservation of any right or claim of Lender under this Note or the Security
Agreement, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of Borrower.

All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered upon actual delivery at the addresses provided below, or by confirmed facsimile at the facsimile number provided below. Ether party may change its address of facsimile number upon (5) days written notice to the other party.


If to Lender:               DeWayne Layfied
                            P.O. Box 3829
                            Beaumont TX 77704
                            Telephone No. 409.832.1891

If to Borrower              Cedric Kushner Promotions Ltd.
                            101 Two Holes Of Water Road
                            East Hampton, NY 11937
                            Telephone No. 631.324.3020
                            Facsimile No. 631.329.0984

                            With Copy to:
                            Steven J. Musumeci, Esq.
                            Meister, Seelig & Fein LLP
                            708 Third Avenue - 24th Floor
                            New York, NY 10017
                            Telephone No. 212.655.3599

     This Note represents the final understanding of Borrower and Lender with respect to the subject matter contained herein. No provision of this Note may be amended or waived except in a written agreement signed by Borrower and Lender, except as otherwise set forth herein. No waiver of any provision of this Note shall constitute a waiver or consent to any similar or other breach by Borrower of this Note.


    Borrower (i) waives demand and notice of demand, 9ii) waives presentiment, notice of intention to demand, protest and notice of acceleration, and all other notices other than as expressly provided and (iii) agrees that no extension or indulgence to Borrower or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of Borrower.

    THIS NOTE SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO. THE PARTIES CONSENT TO AND AGREE THAT THE PROVISIONS OF THIS NOTE
SHALL BE EXCLUSIVELY SUBJECT TO BINDING ARBITRATION IN DENVER, COLORADO IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION.

     This Note shall bind Borrower and its representatives heirs, personal representatives, successors and assigns.

     Lender acknowledges that he has read and understands the terms and provisions of this Note and that he has and the opportunity to have independent counsel or advisors explain the implications of this Note and the parties' respective rights and obligations hereunder.

     IN WITNESS WHEREOF, the undersigned has executed this Note this 1st day of September 2003.


                                   BORROWER:
                                   CEDRIC KUSHNER PROMOTIONS LTD.

                                   By:_________________________________
                                      Name:  Cedric Kushner
                                      Title: Chairman